                                                    EXHIBIT 99.2


                         BAY VIEW CAPITAL
                           CORPORATION
                      1996 Financial Review





Statements contained in this review that are not historical facts may be forward-looking statements within the meaning of
Section 21E of the Securities Act of 1924 and Section 27A of the Securities Act of 1933. Certain of such statements are identified as being based on consensus estimates (by analysts not affiliated with Bay View). Further, such statements are subject to important factors that could cause actual results to differ materially from those in this review, including the following: regional and national economic conditions; changes in the levels of market interest rates; credit risks of real estate, consumer, commercial and other lending activities; regulatory factors; changes in the market value of Bay View common stock and the ability to repurchase same; Bay View's ability to achieve synergies in the CTL and EXXE/CGC acquisitions and to sustain or improve performance of CTL and EXXE/CGC; and the ability to identify suitable acquisition candidates.





                   Bay View Capital Corporation
=================================================================
                             Items


 .     Restructure of CTL Consumer Finance Activities

 .     Acquisition of Commercial Finance Platform

      - EXXE DATA CORPORATION/CONCORD GROWTH CORPORATION

 .     1996 Financial Highlights

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                                                             P-2

                   Bay View Capital Corporation
=================================================================



                           Restructure
                               of
                               CTL





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                                                             P-3

                   Bay View Capital Corporation
=================================================================


 .  Restructure of CTL

   - Transition to "Pure" Finance Company Nearly Complete

   - Sales of $60 Million Equipment Leasing Portfolio Completed

   - $500 Million Auto Shelf Registration Effective with SEC

     >> Securitization of $250 Million of Auto Receivables
        Closed in January





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                                                             P-4

                   Bay View Capital Corporation
=================================================================


 .  Restructure of CTL (Continued)

   - Redemption of $267 Million of High Cost Deposits

   - Sale of Low Cost Deposits to BVFB

   - Sale of Santa Barbara Corporate Headquarters

     >> Relocated to Covina (LA)

   - Strategic Alliance--Ultra Funding--Texas




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                                                             P-5

                   Bay View Capital Corporation
=================================================================


 .  Restructure of CTL (Continued)

   - Asset Sales/Securitization Combined with Deposit
     Sales/Redemptions

     >> Enabled $15 Million of Capital to be Returned to
        BVCC at 12/31/96

     >> Will Enable Future Capital Return of Additional
        $33 Million During First Quarter

     >> Returns $48 Million of $62 Million Purchase Price to BVCC







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                                                             P-6

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                   Bay View Capital Corporation
=================================================================


 .  CTL Conclusion:



                   Acquired $175 Million Annual

                      High Quality Auto Loan

                      Origination Capability

                      for Roughly $7 Million







=================================================================
                                                             P-7

                   Bay View Capital Corporation
=================================================================



                           Acquisition

                               of

                      EXXE Data Corporation

                        (Parent Company)

                                &

                    Concord Growth Corporation

                             ("CGC")


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                                                             P-8

                   Bay View Capital Corporation
=================================================================


 . CGC is a Commercial Finance Company Whose Corporate Vision is:



                    "To Become the Preeminent

                      Nationwide Provider of

                      Asset Based Financing

                      to Small Businesses*"




            *  $50,000 - $2,000,000 Transaction Size



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                                                             P-9

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                   Bay View Capital Corporation
=================================================================


 .  CGC has Two Primary Product Lines:


   - Transactional Lending

     >> Accounts Receivable Factoring

        . Single Invoice Financing

     >> Interactive Accounts Receivable Financing

        . Receivables Portfolio Financing

     >> These Products Represent Approximately 1/3 of
        Assets and are Projected to Yield 45% for 1997


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                                                             P-10

                   Bay View Capital Corporation
=================================================================


 . CGC has Two Primary Product Lines (Continued):

  - Asset Based Lending

    >> Accounts Receivable

    >> Inventory

    >> Machinery & Equipment

    >> These Products Represent Approximately 2/3 of
       Assets and are Projected to Yield 21% for 1997



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                                                             P-11

                   Bay View Capital Corporation
=================================================================


 . The Acquisition of CGC is Consistent with the BVCC
  Mission Statement to...
  "Build a Diversified Financial Services
  Company By Investing in and Creating
  Niche Lending Generating Companies That
  Originate High Yielding Assets Maximizing
  Per Share Market Value"




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                                                             P-12

                   Bay View Capital Corporation
=================================================================


 . The CGC Acquisition Provides the Best Strategic Match of the 30+ Opportunities Pursued During 1996 and
  Positions BVCC With a

  - Banking/Depository Platform (BVFB)

  - Consumer/Auto Finance Platform (CTL)

  - Commercial Finance Platform (CGC)




=================================================================
                                                             P-13

                   Bay View Capital Corporation
=================================================================


 . CGC is Peninsula Based and Originates Loans
  Through-Out the United States

  - 3 Sales Offices Located in California

    >> 2 in Southern California

  - 10 Sales Offices Outside California

    >> Primarily Mid-West and East Coast




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                                                             P-14

                   Bay View Capital Corporation
=================================================================


                           CGC OFFICES










     Concord Growth Corporation has sales offices located in California, Arizona, Texas, Georgia, North Carolina, Maryland,
Pennsylvania, Wisconsin and Minnesota, and audit offices in California and Kansas.


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                                                             P-15

                   Bay View Capital Corporation
=================================================================


 . CGC Began Business in 1985 and has Grown Loan
  Portfolio from $450,000 to $50+ Million

  - Loan Portfolio Growth in 1995 = 50%

  - Loan Portfolio Growth in 1996 (11 Months) = 45%

  - While Growth Rates May Slow as CGC Grows, We
    Believe 1997 Growth of at Least 35% is Achievable





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                                                             P-16

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                   Bay View Capital Corporation
=================================================================


 . CGC Growth Has Been Capital Constrained Until
  1994 When Capital Market Was Accessed

  - $50 million Warehouse Line

  - $20 Million Asset Securitization

  - Various Off-Balance Sheet Structured Financing
    Arrangements





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                                                             P-17

                   Bay View Capital Corporation
=================================================================


 . CGC Has Not Produced Meaningful Profits

  - Capital/Financing Sources Have Been Expensive

    >> Aggregate Funding/Capital Costs - 11.5%-12.00%

    >> Warrants Required

  - Profits Have Been Re-Invested in Business Expansion

    >> Development of Nationwide Platform

    >> Systems Development and Enhancement


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                                                             P-18

                   Bay View Capital Corporation
=================================================================


 . CGC's Profitability Should Expand Significantly
  Under BVCC

  - BVCC/BVFB Funding Advantage - 5+%

  - BVCC Capital Should Facilitate Future Growth

    >> Repurchase Off-Balance Sheet Assets

    >> Further Acquisitions Would be Focus

  - BVCC Management and Expense Control

    >> BVCC CEO & CFO Have ABL Experience

  - BVCC/BISYS Systems Leverage

=================================================================
                                                             P-19

                   Bay View Capital Corporation
=================================================================


 . CGC Credit Quality/Loan Documentation Good

  - 1996 Loss Experience Approximates = 2%

  - Rapid Repayment Allows Quick Identification of Problems

  - Effective Collateral Audit Function

    >> Every ABL Borrower is Audited Quarterly




=================================================================
                                                             P-20

                   Bay View Capital Corporation
=================================================================


 . Management Conclusions

  - Acquisition of CGC is Consistent with BVCC
    Mission Statement and Represents Best
    Strategic Opportunity Identified in 1996

  - Represents Platform From Which to Expand
    CGC and Acquire Other Entities

    >> Use CGC to Consolidate Fragmented Industry



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                                                             P-21

                   Bay View Capital Corporation
=================================================================


 . Management Conclusions (Continued)

  - EXXE/CGC 1997 Net Income Should Expand
    (From 1996 Break-Even) Under BVCC Due to:

    >> Reduced Funding Costs           +$1.6 Million

       . (BVCC 500+ Basis Points Funding Advantage)

    >> Expanded Balance Sheet Growth   +$3.1 Million
                                       -------------

       . Repurchase Off-Balance Sheet Assets

         - Estimated at $48 Million

       . Internal Growth Asset Growth Estimated at 35%

         - Estimated at $22 Million

    >> Net Income Improvements          $4.7 Million

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                                                             P-22

                   Bay View Capital Corporation
=================================================================


 . Management Conclusions (Continued)

  - EXXE/CGC 1997 Net Income Should Expand
    (From 1996 Break-Even) Under BVCC Due to
    (Continued):

    >> Increased Loan Losses                   - $  .9 Million
    >> Increased G & A Costs                   - $  .6 Million
    >> Goodwill Amortization                   - $ 1.1 Million
                                               ---------------
       . First Year Estimate = $16.5 Million/
         15 Years

    >> Net Income Reductions                   - $ 2.6 Million
                                               ---------------

  Projected 1997 Net Income                      $ 2.1 Million
                                                 =============

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                                                             P-23

                   Bay View Capital Corporation
=================================================================


 . Management Conclusions (Continued)

  - Projections Do Not Include Certain Potential
    Benefits

    >> Proximity to BVCC/BVFB Should Facilitate
       Administrative Synergies

    >> Horizontal Integration Should provide BVFB
       Opportunity to Expand Business Banking

       . Cross-Sell Checking Services to CGC Customers
       . Cross-Sell Wire Transfer Services to CGC
       . Cross-Sell Lock Box Services to CGC
       . Cross-Sell Borrowers as They Become "Bankable"

=================================================================
                                                             P-24

                   Bay View Capital Corporation
=================================================================


 . Management Conclusions (Continued)

  - Management Believes That Meaningful
    Platform Expansion Opportunities Exist

    >> Small Business Commercial Finance Industry is
       Highly Fragmented

    >> Typical Company is an Owner Operator Non-Public
       Entity

    >> Approximately 45 Targets Aggregating $1.2 Billion
       Have Been Identified

    >> Would Target Accretive Transactions With at Least
       15% ROE

=================================================================
                                                             P-25

                   Bay View Capital Corporation
=================================================================


 . Management Conclusions (Continued)

  - We Would Also

    >> Immediately Position BVCC for Commercial Paper
       Issuance to Fund CTL and CGC

    >> Pursue Restructuring of BVCC, BVFB, CTL &
       CGC Balance Sheets to Maximize Capital
       Utilization and Individual Financial Performances




=================================================================
                                                             P-26

                   Bay View Capital Corporation
=================================================================


 . Transaction Structure

  - Provides for a Maximum Cash Purchase Price
    of $54 Million         ----

    >> $20 Million at Closing

       . 6.2 Times First Full Year Cash Basis Net Income

       . 9.4 Times First Full Year Net Income

       . Represents $10 Million Exposure to Estimated Value

    >> $34.0 Million Earn-Out Potential Over Four Years

       . BVCC Must Receive 15 ROI Before Any Earn-Out
         Payments are Allowed


=================================================================
                                                             P-27

                   Bay View Capital Corporation
=================================================================


 . Transaction Structure (Continued)

    >> Key Earn-Out Assumptions Include

       . Exclusion of Future Growth From Acquisitions

         - Internal Growth Only for Earn-Out

       . Utilization of Actual Loan Losses

       . Four Year Earn-Out Timeframe

       . Utilization of 7% Funding Cost

         - Floating at 1 Year USA libor + 112.5 Basis Points

         - January 1 Annual Reset

       . Utilization of 9% Capital Requirement

=================================================================
                                                             P-28

                   Bay View Capital Corporation
=================================================================


 . Transaction Structure (Continued)

    >> Must Deliver at Closing

       . Minimum Net Worth

       . Minimum Loan Portfolio Volume

  - Transaction Should Close in March 1997

  - Transaction Costs to Bay View (Legal,
    Investment Banker, Accounting, etc.) are
    Estimated at $1 Million





=================================================================
                                                             P-29

                   Bay View Capital Corporation
=================================================================


 . Forecasted Benefit

  - Management Estimates That the First Full Year
    Cash EPS Benefit From the EXXE/CGC Acquisition
    Will be Dramatically More Accretive Than Share
    Repurchases

    >> Book EPS Enhancement Estimated at $.14 Per Share

    >> Tangible Cash EPS Enhancement Estimated at $.30
       Per Share

       . First Year Goodwill Estimate Used = $16.5 Million/15yrs

    >> $20 Million Repurchase (At $52 per Share) = $.09
       Per Share

=================================================================
                                                             P-30

                   Bay View Capital Corporation
=================================================================


 . Forecasted Benefit (Continued)

  - Management Estimates That the Year 2 Cash
    EPS Benefit From the EXXE/CGC Acquisition
    Will Expand

    >> Book EPS Enhancement Estimated at $.33 Per Share

    >> Tangible Cash EPS Enhancement Estimated at $.09
       Per Share

       . Goodwill Estimate Used = $16.5 Million/15yrs

    >> $20 Million Repurchase (At $52 per Share) = $.09
       Per Share

=================================================================
                                                             P-31

                   Bay View Capital Corporation
=================================================================

                           Forecast
                     (Dollars in Thousands)

BALANCE SHEET                     Pre-Purchase   Year 1    Year 2
                                  -------------------------------
Assets:
  Interest-earning assets                7,160   74,300   100,300
  Non-interest-earning assets            9,821    1,800     2,400
  Goodwill                                   0   15,377    14,281
                                  -------------------------------
  Total assets                          16,981   91,477   116,981
                                  ===============================
Liabilities and equity:
  Debt                                  14,455   69,251    92,640
  Equity                                 2,526   22,226    24,341
                                  -------------------------------
  Total liabilities and equity          16,981   91,477   116,981
                                  ===============================

INCOME STATEMENT                  Pre-Purchase   Year 1    Year 2
                                  -------------------------------
  Net interest margin                    8,340   16,384    20,029
  Total provision for losses               459    1,940     2,619
  Total operating expense                7,776    8,857     9,603
  Total purchase accounting                  0    1,098     1,098
Pre-tax income/(loss)                      105    4,489     6,709
Income taxes                                47    2,375     3,318
                                  -------------------------------
Net income/(loss)                           58    2,115     3,391
                                  ===============================

=================================================================
                                                             P-32

                   Bay View Capital Corporation
=================================================================

                            Forecast

 . Key Assumptions Include

  - Earning Asset Growth of 35%

  - Funding Cost of 7%

  - Capital Maintained at 9%

  - 15 Year Goodwill Benefit Period







=================================================================
                                                             P-33

                   Bay View Capital Corporation
=================================================================

 . Forecasted Impacts - First Full Year


        PRELIMINARY ESTIMATED IMPACT OF EXXE/CGC ACQUISITION

                                             First Year EPS
                                        -------------------------
                                        Accounting  Tangible Cash
                                        ----------  -------------

Forecasted Accounting EPS Before
 EXXE/CGC/$25 Million Buy Back               $3.41          $3.41
Cash Basis Adjustments:
   Intangible Amortization                  -               $0.29
   Stock Based Compensation                 -               $0.07
                                        ----------  -------------
                                            -               $0.36
                                        ----------  -------------
Forecasted Before EXXE/CGC/$25
 Million Buy Back                            $3.41          $3.77
                                        ----------  -------------
EXXE/CGC EPS Enhancements                    $0.14          $0.30
$25 Million Share Buy Back ($52.00)          $0.11          $0.11
                                        ----------  -------------
Forecasted After EXXE/CGC/$25
 Million Buy Back                            $3.66          $4.18
                                        ==========  =============
Multiple of January 23, 1997
 Closing Price of $52.876                     14.6           12.6
                                        ==========  =============





=================================================================
                                                             P-34

                   Bay View Capital Corporation
=================================================================

 . Forecasted Impacts - Second Full Year


        PRELIMINARY ESTIMATED IMPACT OF EXXE/CGC ACQUISITION

                                             First Year EPS
                                        -------------------------
                                        Accounting  Tangible Cash
                                        ----------  -------------

Forecasted Accounting EPS Before
 EXXE/CGC/$25 Million Buy Back              $3.58*        $3.58*
Cash Basis Adjustments:
   Intangible Amortization                  -             $0.29**
   Stock Based Compensation                 -             $0.07**
                                        ----------  -------------
                                            -               $0.36
                                        ----------  -------------
Forecasted Before EXXE/CGC/$25
 Million Buy Back                           $3.58          $3.94
                                        ----------  -------------
EXXE/CGC EPS Enhancements                   $0.33          $0.50
$25 Million Share Buy Back ($52.00)         $0.11          $0.11
                                        ----------  -------------
Forecasted After EXXE/CGC/$25
 Million Buy Back                           $4.02          $4.55
                                        ==========  =============
Multiple of January 23, 1997
 Closing Price of $52.876                    13.2           11.6
                                        ==========  =============


*   5% earnings growth for 1997 basis
**  Assumes same as 1997


=================================================================
                                                             P-35

                   Bay View Capital Corporation
=================================================================


 . Major Risks Identified

  - Retention of Key Personnel is Critical

    >> Critical Personnel Have Executed One Year Non-
       Compete Employment Agreement

       - Chairman; CFO; Sales Manager

       - Will Provide Pay to Stay Bonus for Other Key Personnel

  - Asset thirst Likely to Compress Spreads

    >> Mitigate for Near-Term by Asset Growth Potential


=================================================================
                                                             P-36

                   Bay View Capital Corporation
=================================================================


 . Risks Identified (Continued)

  - Loan Loss Experience Deteriorates

    >> Earn-Out Uses Actual Losses Thereby Partially
       Insulating Bay View

    >> Rapid Repayments Allows Quick Identification of
       Problems/Trends

    >> Utilize BVFB Credit Expertise





=================================================================
                                                             P-37

                   Bay View Capital Corporation
=================================================================



                              1996


                            FINANCIAL


                            HIGHLIGHTS







=================================================================
                                                             P-38

                   Bay View Capital Corporation
=================================================================


 . Fourth Quarter 1996 Net Income:

    $4.9 Million (All Core) or $.72 EPS


  - 7.5% Growth from $.67 EPS for Third Quarter
    1996

  - 100% Growth From Fourth Quarter 1995
    (Excluding Non-Recurring Charges)






=================================================================
                                                             P-39

                   Bay View Capital Corporation
=================================================================


 . 1996 Net Income (Before SAIF
  Recapitalization Charge):

    $17.7 Million (All Core) $2.55 EPS

 . SAIF Recapitalization Charge:

        $6.7 Million or $.97 EPS

 . 1996 Net Income:

       $11.0 Million or $1.58 EPS




=================================================================
                                                             P-40

                   Bay View Capital Corporation
=================================================================


 . 1996 Financial Performance Excluding
  SAIF Recapitalization Charge:

  - Exceeds Consensus by $.04 Per share

  - Exceeds Prior Year (Excluding Non-Recurring
    Charges) by $1.64 Per Share (65%)


  - Tangible Cash Basis EPS (Excludes Goodwill
    Amortization) = $2.93 Per Share





=================================================================
                                                             P-41

                   Bay View Capital Corporation
=================================================================




                             [GRAPH]







     The graph illustrates the net income of Bay View Capital Corporation for the past five years. The graph indicates net income of $10.0 million for 1992, $12.5 million for 1993, $14.5 million for 1994, $6.6 million for 1995 (which amount excludes fourth quarter special charges) and $17.7 million for 1996 (which amount excludes charges related to the one-time special assessment to recapitalize the Savings Association Insurance
Fund).


=================================================================
                                                             P-42

                   Bay View Capital Corporation
=================================================================


 . Special Mention Items

  - Fourth Quarter Items Offset (No Net Impact)

  - Special Mention Charges for 1996 of $7.3
    Million

    >> Offset by Favorable earnings Events

    >> Utilized to Enhance Quality of Balance Sheet and
       Future Earnings





=================================================================
                                                             P-43

                   Bay View Capital Corporation
=================================================================

                         Interest Margin




                             [GRAPH]


     The graph illustrates Bay View's interest margin since June 1995. The graph indicated asset yield, liability cost, net spread and net margin as follows: June 1995: 7.17%, 5.63%, .54% and 1.81%; September 1995: 7.29%, 5.73%, .58% and 1.65%; December
1995: 7.41%, 5.73%, .68% and 2.01%; September 1996: 7.90%, 5.42%,
 .48% and 2.78%; December 1996: 7.84%, 5.38%, .46% and 2.79%.



                   Jun 95   Sep 95   Dec 95   Sep 96   Dec 96
BVFB Net Margin     1.81%    1.85%    2.01%    2.45%    2.51%
CTL Net Margin         NA       NA       NA    5.35%    5.06%
Consolidated        1.81%    1.85%    2.01%    2.78%    2.79%

=================================================================
                                                             P-44

                   Bay View Capital Corporation
=================================================================

                     Retail Deposits (BVFB)



                             [GRAPH]



     The graph illustrates the percentage of Bay View Federal Bank's transaction accounts to total deposits since June 1995. The graph indicates a ratio of 20.03% at June 1995, 19.71% at September 1995, 21.30% at December 1995, 25.81% at June 1996,
28.05% at September 1996 and 30.27% at December 1996.




=================================================================
                                                             P-45

                   Bay View Capital Corporation
=================================================================

                      Retail Deposits Costs
                        Spread From COFI
                             (BVFB)



                             [GRAPH]






     The graph illustrates the spread of Bay View Federal Bank's retail deposit costs from the cost of funds index. The graph indicates a spread of 13 basis points at June 1995, 20 basis points at September 1995, 12 basis points at December 1995, 16 basis points at March 1996, 7 basis points at June 1996, negative 18 basis points at September 1996 and negative 24 basis points at December 1996.


=================================================================
                                                             P-46

                   Bay View Capital Corporation
=================================================================




                             [GRAPH]






     The graph illustrates the ratio of Bay View's non-performing assets and troubled debt restructurings to total assets for the past five years on a consolidated basis, as reflected in the table below.


                   Dec-92 Dec-93 Dec-94 Dec-95 Jun-96 Dec-96 BVFB NPA % ASSETS 3.48% 3.25% 2.04% 1.81% 0.89% 0.65%
CTL NPA % ASSETS      N/A     N/A     N/A     N/A   1.27%   1.16%
CONSOLIDATED NPAs   3.48%   3.25%   2.04%   1.81%   0.95%   0.76%

=================================================================
                                                             P-47

                   Bay View Capital Corporation
=================================================================

                        Loss Reserve Adequacy
                   Reserves to Nonperforming Assets




                             [GRAPH]






     The graph illustrates the ratio of Bay View's reserves to non-performing assets for the past five years, as reflected in the table below.


             Dec-92  Dec-93  Dec-94  Dec-95 Jun-96 Sep-96  Dec-96
BVFB            58%     49%    62%     80%    115%   170%    141%
CTL             N/A     N/A    N/A     N/A    125%   169%    181%
CONSOLIDATED    58%     49%    62%     80%    117%   169%    150%

=================================================================
                                                             P-48

                   Bay View Capital Corporation
=================================================================

                         G & A Expenses
                             (BVFB)




                             [GRAPH]






     The graph illustrates Bay View Federal Bank's general and administrative expenses for the past five years. The graph indicates general and administrative expenses of $47.8 million for 1993, $47.3 million for 1994, $44.3 million for 1995 (which amount excludes special charges) and $42.1 million for 1996 ($40.4 million, excluding charges related to the one-time special assessment to recapitalize the Savings Association Insurance Fund and special mention items).


=================================================================
                                                             P-49

                   Bay View Capital Corporation
=================================================================

                         Staffing Levels
                             (BVFB)




                             [GRAPH]






     The graph illustrates the staffing levels of Bay View Federal Bank for the past two years. The graph indicates full-time equivalents of 480.6 at December 1994, 446.6 at March 1995, 434.8 at June 1995, 402.2 at December 1995, 384 at June
1996 and September 1996 and 383 at December 1996.

=================================================================
                                                             P-50

                   Bay View Capital Corporation
=================================================================

                G & A To Average Assets (Quarterly)




                             [GRAPH]





     The graph illustrates the percentage of Bay View Federal Bank's general and administrative expenses to average assets on a quarterly basis since March 1995. The graph indicates a ratio of
1.51 at March 1995, 1.68 at June 1995, 1.40 at September 1995,
1.42 at December 1995, 1.45 at March 1996, and 1.44, 1.44 and
1.42 at June 1996, September 1996 and December 1996, respectively (which ratios exclude charges related to the one-time special assessment to recapitalize the Savings Association Insurance Fund and special mention items).

=================================================================
                                                             P-51

                   Bay View Capital Corporation
=================================================================

                        Efficiency Ratio




                             [GRAPH]





     The graph illustrates the efficiency ratio of Bay View Federal Bank since March 1995. The graph indicates an efficiency ratio of 71.20 at March 1995, 83.90 at June 1995, 67.90 at
September 1995, 66.30 at December 1995, 58.70 at March 1996, and
57.38 and 54.10 at June 1996 and December 1996, respectively (which ratios exclude charges related to the one-time special assessment to recapitalize the Savings Association Insurance Fund and special mention items).


=================================================================
                                                             P-52

                   Bay View Capital Corporation
=================================================================


 . 800,000 Share Repurchase Authorization
  Completed in 1996

  - Average Repurchase Cost = $31.97 Per Share

  - Shares Outstanding at December 31, 1995:
                      - 7,101,590

  - Shares Outstanding at December 31, 1996:
                        6,675,635

 . $25 Million Additional Share Repurchase
  Authorized


  - Roughly 500,000 Shares

=================================================================
                                                             P-53

                   Bay View Capital Corporation
=================================================================


 . Capital Strategy

  - Total Cash & Capital Remaining Available for
    Redeployment Approximates:

                        $ 70 Million

  - Aggressively Pursue Accretive Acquisitions or
    Repurchase Shares

 . Pursue Subordinated Note Issuance (Tier II
  Capital) at BVFB




=================================================================
                                                             P-54

                   Bay View Capital Corporation
=================================================================


 . 1997/1998 Outlook:

  - Expected CTL and CGC to Contribute 20% of
    First Full Year BVCC Net Income




  - CTL and CGC May Contribute 40-50% of
    Second Full Year BVCC Net Income

    >> Dependent on Successful Expansion of Asset
       Origination



=================================================================
                                                             P-55

                   Bay View Capital Corporation
=================================================================


 . 1997 Outlook:

  - Comfortable With Adjusted Consensus EPS
    Estimate For:

    >> Accounting        $3.58

    >> Tangible Cash     $4.06

  - Actual Results Could be Improved if Able to
    Intelligently and Accretively Redeploy the $70
    Million of Estimated Remaining Excess Capital



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                                                             P-56


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                   Bay View Capital Corporation
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 . Bay View Appreciates Your Support and
  Interest


 . Management Remains Totally Committed
  to the Enhancement of the Value of Our
  Shareholders' Investment in Bay View
  Capital Corporation





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                                                             P-57


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